Exhibit 10.4

ASSIGNMENT OF REAL ESTATE SALE CONTRACT

THIS ASSIGNMENT OF REAL ESTATE SALE CONTRACT is made and entered into as of this 12th day of November, 2013, by and between CARTER VALIDUS PROPERTIES, LLC, a Delaware limited liability company (“Assignor”), and DC-402 FRANKLIN ROAD, LLC, a Delaware limited liability company (“Assignee”).

RECITALS

A.        Assignor is the Purchaser under that certain Real Estate Sale Contract made by and between Bellsouth Telecommunications, LLC, a Georgia limited liability company d/b/a AT&T Tennessee as Seller, and Assignor as Purchaser, having an effective date of October 1, 2013, (the “Contract”) relative to certain real property, together with Improvements, Intangible Property and Personal Property (as defined in the Contract) located or necessary for the operations at 402 Franklin Road, Brentwood, Tennessee (the “ Property”).

B.        Assignor wishes to assign to Assignee all of its rights under the Agreement in return for Assignee’s agreement to assume all of Assignor’s obligations under the Agreement.

NOW, THEREFORE, for valuable consideration to Assignor in hand paid by Assignee, the receipt and sufficiency of which are hereby acknowledged by Assignor, the parties agree as follows:

Assignor does hereby sell, assign, transfer and deliver unto Assignee all of Assignor’s right, title and interest in and to the Agreement (including, without limitation, the rights of Assignor in all deposit monies paid by Assignor under the Agreement) regarding and relating to the Property which is the subject of the Agreement.

Assignee, by the acceptance hereof, hereby assumes all rights and obligations of Assignor as Purchaser under the Agreement and agrees to be bound by all of the terms and conditions of the Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first above written.

WITNESSES:	ASSIGNOR:

Carter Validus Properties, LLC,
a Delaware limited liability company

/s/ Lisete Collado	By: /s/ John E. Carter
Print Name: Lisete Collado	Name:	John E. Carter
	Its:	Manager
/s/ April Tutor
Print Name: April Tutor

WITNESSES:	ASSIGNEE:

DC-402 FRANKLIN ROAD, LLC,
a Delaware limited liability company

	By:	Carter/Validus Operating Partnership, LP a Delaware limited partnership, Its Sole Member

/s/ Lisete Collado		By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, Its General Partner
Print Name: Lisete Collado
By: /s/ John E. Carter
/s/ April Tutor			Name: John E. Carter
Print Name: April Tutor			Its: Chief Executive Officer